UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT	06511

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

                                         N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter.

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Lease Agreement

On November 30, 2018, Achillion Pharmaceuticals, Inc. (the “Company”) entered into a lease amendment (the “Lease Amendment”) by and between the Company and Sentry KPG III, L.P. (the “Landlord”), pursuant to which the Company agreed to lease premises located at 1777 Sentry Parkway West, Suite 200, Blue Bell, Pennsylvania, covering 12,298 rentable square feet (the “Relocation Space”). The Lease Amendment amends the lease agreement, dated as of July 20, 2018, by and between the Company and the Landlord (the “Lease Agreement”), pursuant to which the Company currently leases 2,901 rentable square feet at 1777 Sentry Parkway West, Suite 404, Blue Bell, Pennsylvania (the “Existing Premises”). Pursuant to the Lease Amendment, on the Relocation Space Commencement Date (as defined in the Lease Amendment) which is estimated to be on or about January 1, 2019, the Company will vacate the Existing Premises and its prior obligations to make lease payments on account of the Existing Premises shall terminate, and the Company will take possession of the Relocation Space. The Lease Agreement, as amended by the Lease Amendment, will expire November 30, 2022 (the “Expiration Date”), subject to the right of the Company, at its sole option, to extend the term of the Lease Amendment for an additional twenty-four months at then-market rates. The annual base rent for the Relocation Space is $295,152 for the first twelve months following the Relocation Space Commencement Date, $301,301 for the thirteenth month through the twenty-fourth month following the Relocation Space Commencement Date, $307,450 for the twenty-fifth month through thirty-sixth month following the Relocation Space Commencement Date, and $313,599 for the thirty-seventh month following the Relocation Space Commencement Date through the Expiration Date for an aggregate of $1,217,502 that may become due under the Lease Amendment, assuming it continues for the stated term. Under the Lease Amendment, the Company is also obligated to pay certain operating expenses and property taxes on account of the Relocation Space in excess of an estimated amount.

The descriptions of the terms and conditions of the Lease Agreement, as amended by the Lease Amendment, set forth herein are not complete and are qualified in their entirety by reference to the full text of the Lease Agreement and the Lease Amendment attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Lease Agreement, dated as of July 20, 2018, by and between Achillion Pharmaceuticals, Inc. and Sentry KPG III, L.P.

10.2	Amendment to Lease, dated as of November 30, 2018, by and between Achillion Pharmaceuticals, Inc. and Sentry KPG III, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHILLION PHARMACEUTICALS, INC.

Date: December 4, 2018	By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer